UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 3, 2018

SAExploration Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-35471

(Commission file number)

27-4867100

(IRS Employer Identification No.)

1160 Dairy Ashford Rd., Suite 160, Houston, Texas 77079

(Address of principal executive offices) (Zip Code)

(281) 258-4400

(Company’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14(d)-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02. Results of Operations and Financial Condition.

On August 8, 2018, SAExploration Holdings, Inc. (the “Company”) issued a press release reporting its consolidated financial results for the second quarter ended June 30, 2018.

A copy of the press release is being furnished as an exhibit to this Current Report and incorporated by reference into this Item 2.02. The information set forth in this Item 2.02, including Exhibit 99.2 attached hereto, is being furnished and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Item 2.02 shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as otherwise expressly stated in such filing.

Item 8.01. Other Events

On August 3, 2018, the Company issued a press release announcing that it plans to publicly release its consolidated financial results for the second quarter ended June 30, 2018, on Wednesday, August 8, 2018, after the close of trading. In addition, the Company announced that an investors’ conference call to review these results will be held on Thursday, August 9, 2018 at 10:00 a.m. Eastern Time.

On August 8, 2018, the Company posted an Investor Update to its website, www.saexploration.com.

The information in this Item 8.01, including Exhibit 99.1 and Exhibit 99.3 attached hereto, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Item 8.01 shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as otherwise expressly stated in such filing.

CAUTIONARY NOTE REGARDING FORWARD–LOOKING STATEMENTS

This report contains “forward–looking statements” within the meaning of the U.S. federal securities laws, with respect to the Company’s financial condition, results of operations, cash flows and business, and expectations or beliefs concerning future events. These forward–looking statements can generally be identified by phrases such as “expects,” “anticipates,” “believes,” “estimates,” “intends,” “plans to,” “ought,” “could,” “will,” “should,” “likely,” “appears,” “projects,” “forecasts,” “outlook” or other similar words or phrases. There are inherent risks and uncertainties in any forward–looking statements. Although the Company believes that its expectations are reasonable, it can give no assurance that these expectations will prove to have been correct, and actual results may vary materially. Except as required by law, the Company undertakes no obligation to update, amend or clarify any forward–looking statements to reflect events, new information or otherwise. Some of the important factors that could cause actual results to differ materially from the Company’s expectations are discussed below. All written and oral forward–looking statements attributable to the Company, or persons acting on its behalf, are expressly qualified in their entirety by these cautionary statements.

You should refer to the risk factors from the Company’s Annual Report on Form 10–K filed on March 16, 2018, for the fiscal year ended December 31, 2017, as updated in the Company’s Quarterly Report on Form 10–Q filed on May 15, 2018, for the period ended March 31, 2018, and as updated in the Company’s Quarterly Report on Form 10–Q filed on August 8, 2018, for the period ended June 30, 2018, for specific risks which would cause actual results to be significantly different from those expressed or implied by any of the Company’s forward–looking statements. It is not possible to identify all of the risks, uncertainties and other factors that may affect future results. In light of these risks and uncertainties, the forward–looking events and circumstances discussed in this report may not occur and actual results could differ materially from those anticipated or implied in the forward–looking statements. Accordingly, readers of this report are cautioned not to place undue reliance on the forward–looking statements.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

99.1	Press Release dated August 3, 2018

99.2	Press Release dated August 8, 2018

99.3	Investor Update

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 8, 2018	SAExploration Holdings, Inc.

	By:	/s/ Brent Whiteley
	Name:	Brent Whiteley
	Title:	Chief Financial Officer, General Counsel and Secretary

3